CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Loss from operations	$ (749,695)
Provision for income taxes	(64,350)
Net loss	(435,449)
Southland Holding Llc [Member]
Revenue	531,502,000	$ 600,149,000
Cost of construction	488,834,000	554,965,000
Gross profit	42,668,000	45,184,000
Selling, general, and administrative expenses	27,789,000	26,870,000
Loss from operations	14,879,000	18,314,000
Gain on investments, net	21,000	277,000
Other expense (income), net	1,356,000	(911,000)
Interest expense	4,032,000	3,742,000
Earnings before income taxes	9,512,000	15,760,000
Provision for income taxes	3,157,000	(178,000)
Net loss	6,355,000	15,938,000
Net income attributable to noncontrolling interests	550,000	1,013,000
Net income attributable to Southland Holdings	$ 5,805,000	$ 14,925,000